UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

AMENDMENT NO. 3

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

X ..	Preliminary Information Statement

. .	Definitive Information Statement

.	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

AMERICAN REBEL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

CUBESCAPE, INC.
(Former Name of Registrant if Changed)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.
.	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
.	Fee paid previously with preliminary materials.
.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No:
	3)	Filing Party:
	4)	Date Filed:

AMERICAN REBEL HOLDINGS, INC.

718 THOMPSON LANE, SUITE 108-199

NASHVILLE, TENNESSEE 37204

(913) 940-9919

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

(AMENDMENT NUMBER 3)

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

To the Holders of Common Stock of American Rebel Holdings, Inc.:

The accompanying Information Statement is being furnished to the holders of shares of common stock of American Rebel Holdings, Inc. (the "Company"), a Nevada corporation. The Board of Directors of the Company (the "Board") is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of actions already approved/and or taken by written consent of a majority of the voting stockholders (the “Majority Stockholders”) and the Board:

1.	To approve a proposed amendment to the Articles of Incorporation of the Company to change our name to “American Rebel Holdings, Inc.” (the “Proposed Name Change”).

2.	To approve the proposed formation of two wholly-owned subsidiaries of the Company, both of which are Nevada corporations (the “Proposed Subsidiaries Plan”).

3.

To approve and execute a proposed stock purchase and reorganization agreement with American Rebel, Inc., a Nevada corporation (“American Rebel”), which is the Company’s majority stockholder. The Company shall issue 17,421,000 shares of its common stock and warrants to issue an additional 500,000 shares of its common stock at a price of $0.50 per share for five years to American Rebel which shall be acquired by the Company, American Rebel’s business operations shall become the Company’s business operations, and American Rebel shall become the accounting acquirer for reporting purposes in connection with this transaction (the “Proposed Stock Purchase and Reorganization”). In the Proposed Stock Purchase and Reorganization, the Company shall cause to cancel or return to its treasury 9,000,000 shares of its Common Stock.

The Proposed Name Change was approved by the Board and the stockholders of action by majority written consent (the “Written Consent”) as of November 22, 2016 (the “Record Date”) by the majority stockholder holding 60% of the voting rights of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”). In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Proposed Name Change will become effective no sooner than 20 days after we originally mailed this notice and the accompanying Information Statement to our stockholders;

The Proposed Subsidiaries Plan was approved by the Board and the stockholders of action by Written Consent as of the Record Date by the majority stockholder holding 60% of the voting rights of the outstanding shares of our Common Stock. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the (Exchange Act”), the Proposed Subsidiaries Plan will become effective no sooner than 20 days after we originally mailed this notice and the accompanying Information Statement to our stockholders;

The Proposed Stock Purchase and Reorganization was approved by the Board and the stockholders of action by Written Consent as of the Record Date by the majority stockholder holding 60% of the voting rights of the outstanding shares of our Common Stock. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Proposed Stock Purchase and Reorganization will become effective no sooner than 20 days after we originally mailed this notice and the accompanying Information Statement to our stockholders,

The written consent that we received constitutes the only stockholder approval required for the actions under Nevada law and, as a result, no further action by any other stockholder is required to approve the actions and we have not and will not be soliciting your approval of the Proposed Name Change, the Subsidiaries, or the Proposed Stock Purchase and Reorganization.

This notice and the accompanying Information Statement

was originally mailed to our stockholders on or about November 30, 2016.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Exchange Act. It contains a description of the Proposed Name Change, as well as summary information regarding other transactions that may be covered by this Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain other information about us from publicly available documents filed with the Securities and Exchange Commission (the “SEC”). We may provide only one copy of this Information Statement to stockholders who share an address, unless we have received instructions otherwise. If you share an address, and your household has received only one copy of this Information Statement and you wish to receive another copy, please contact our corporate secretary at the corporate address or telephone number listed above. If you received multiple copies and only wish to receive one copy of our SEC materials, you may contact us at the corporate address and phone number above.

The Company will file with the Securities and Exchange Commission and mail to its stockholders of record as of the close of business on July 6, 2017 a Definitive Information Statement on Schedule 14C which may contain more detailed information regarding the above-described actions. A Preliminary Information Statement on Schedule 14C (and all of its amendments) was previously filed with the Securities and Exchange Commission on November 23, 2016, January 5, 2017 and February 10, 2017.

The Proposed Stock Purchase and Reorganization remains subject to the parties’ receipt of necessary regulatory approvals and the satisfaction or, to the extent permitted under applicable law or the terms of the stock purchase and reorganization agreement, waiver of all other closing conditions set forth in the stock purchase and reorganization agreement. In addition, under Rule 14c-2(b) of the Securities Exchange Act of 1934, the actions approved on behalf of the Company’s stockholders by the Written Consent may be consummated no earlier than 20 calendar days following the date on which the Definitive Information Statement on Schedule 14C is first mailed to the Company’s stockholders. It is anticipated that the Proposed Stock Purchase and Reorganization will be consummated, and that the Proposed Name Change will be filed and effected, as soon as practicable after the expiration of such 20-day period and, with respect to the Proposed Stock Purchase and Reorganization, after necessary regulatory approvals are obtained and all other closing conditions are satisfied or waived.

By Order of the Board of Directors,

/s/ Charles A. Ross, Jr.

Charles A. Ross, Jr.

President, Chief Executive Officer, Secretary and Treasurer

June 16, 2017 (as originally filed on November 23, 2016)

AMERICAN REBEL HOLDINGS, INC.

718 THOMPSON LANE, SUITE 108-199

NASHVILLE, TENNESSEE 37204

(913) 940-9919

____________________________________________

INFORMATION STATEMENT

June 16, 2017 (as originally filed on November 23, 2016)

Action by Written Consent of Majority Stockholders

____________________________________________

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Exchange Act, to the stockholders (the “Stockholders”) of the common stock, of American Rebel Holdings, Inc., a Nevada corporation (the “Company” or “American Rebel Holdings”), to notify such Stockholders that on November 22, 2016, the Board of Directors of the Company and the stockholder holding a majority of the voting rights (the “Majority Stockholder”) of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), approved and authorized the Company to file an amendment to the Articles of Incorporation of the Company to change the name from CubeScape, Inc. to “American Rebel Holdings, Inc.” (the “Proposed Name Change”), the proposed formation and incorporation of two wholly-owned subsidiaries as approved and authorized by the Board (the “Proposed Subsidiaries Plan”), and the approval of a proposed stock purchase and reorganization agreement with American Rebel, Inc., a Nevada corporation (“American Rebel”), the Company’s majority stockholder. The proposed stock purchase and reorganization agreement shall cause the Company to issue 17,421,000 shares of Common Stock and warrants to purchase 500,000 shares of Common Stock at a price of $0.50 for five years to the shareholders of American Rebel, which shall concurrently be acquired in its entirety by the Company and its business operations shall become the Company’s business operations, with American Rebel becoming the accounting acquirer for all reporting purposes (the “Proposed Stock Purchase and Reorganization”). In connection with the Stock Purchase and Reorganization, the Company shall cause to cancel or return to its treasury 9,000,000 shares of its Common Stock concurrently with the acquisition of American Rebel.

These actions were approved by Mr. Charles A. Ross, Jr., the sole member of our Board of Directors who is the beneficial holder of 60% of our outstanding Common Stock, in his duties as the sole officer and director of American Rebel, the majority stockholder.

“We,” “us,” “our,” the “Registrant” and/or the “Company” refers to American Rebel Holdings, Inc., a Nevada corporation.

THE AMENDMENTS AND OTHER ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENTS, OR THE OTHER ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CHANGES THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS, THE OTHER ACTIONS AND THE BACKGROUND OF THESE TRANSACTIONS.

This Information Statement has been prepared by our management and reviewed by our legal counsel. The entire cost of furnishing this Information Statement is borne by the Company. We may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for any out-of-pocket expenses incurred in forwarding such material.

The Proposed Name Change will not become effective until at least 20 calendar days following the original date of mailing of this Information Statement to our stockholders.

SUMMARY INFORMATION IN QUESTION AND ANSWER FORMAT

The following information in question and answer format summarizes many of the material terms of the Company’s Proposed Name Change, Proposed Subsidiaries Plan, and Proposed Stock Purchase and Reorganization (collectively the “Actions”). For a complete description of the terms and conditions of the Actions, you are advised to carefully read this entire Information Statement and the other documents referred to herein.

Why did I receive this Information Statement?

Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Why am I not being asked to vote on the Actions?

The holder of a majority of the issued and outstanding shares of our Common Stock has already approved the Actions pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

What vote is required to approve the Actions?

Approval of the Actions requires the affirmative vote of holders of not less than a majority of the votes entitled to be cast by holders of record of the 15,000,000 issued and outstanding shares of Common Stock as of November 22, 2016.

Who voted in favor of the stockholder action?

The stockholder owning an aggregate of 9,000,000 shares of our Common Stock, representing 60% of the total Common Stock, issued and outstanding. Such stockholder shall be referred to herein as the “Majority Stockholder”.

What rights do stockholders have to dissent from the stockholder action?

Company stockholders do not have dissenters’ rights or the right to seek the appraisal of their shares under Nevada law.

What do I need to do now?

Nothing. This information statement is purely for your knowledge and records. You are not required or requested to do anything.

FORWARD LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our and American Rebel’s current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us or any other matters, are expressly qualified in their entirety by the foregoing cautionary statements.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the Actions approved by the Board and the Majority Stockholder.

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the actions described more particularly below were taken based upon the recommendation and approval by the Company’s Board of Directors and the majority written consent of the Company’s stockholders.

AMENDMENT TO THE CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

On November 22, 2016, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Name Change. Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our stockholders. By written consent, dated as of November 22, 2016, the Board of Directors and the stockholders (the Majority Stockholder) approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Name Change.

Reason for the Name Change

The Company plans to change its name to better suit the change in business and focus. Management of the Company plans to enter the concealed carry market due to growing demand for backpacks, briefcases, computer bags, purses, handbags, jackets and other items that allow the consumer to conceal their weapons and to stay armed and safe.

FORMATION OF TWO WHOLLY-OWNED SUBSIDIARIES

On November 22, 2016, our Board of Directors adopted a resolution declaring it advisable to authorize the formation of two wholly-owned subsidiaries. Our Board of Directors further directed that the proposal for the creation of two wholly-owned subsidiaries be submitted for consideration by our stockholders. By written consent, dated as of November 22, 2016, the Board of Directors and the stockholders (including the Majority Stockholder) approved the proposal to create two wholly-owned subsidiaries to be formed and incorporated in the state of Nevada.

Reason for the Formation of Two Wholly-Owned Subsidiaries

The Company plans to acquire the business operations of American Rebel, Inc., a private company which is our majority stockholder. Management of the Company believes with the business operations and acquisition of the private company that it would be best suited to have two separate business operations and corporate entities to hold the retail operations and the licensing operations associated with American Rebel, Inc. Management believes that both opportunities would optimally grow as two separate legal and independently financed entities in the current economic environment.

STOCK PURCHASE AND REORGANIZATION AGREEMENT WITH AMERICAN REBEL, INC., THE COMPANY’S MAJORITY STOCKHOLDER

On November 22, 2016, our Board of Directors adopted a resolution declaring it advisable to enter into a stock purchase and reorganization agreement with American Rebel, Inc., our majority stockholder. Our Board of Directors further directed that the proposal to enter into a stock purchase and reorganization agreement with American Rebel, Inc. be submitted for consideration by our stockholders. By written consent, dated as of November 22, 2016, the Board of Directors and the stockholders (including the Majority Stockholder) approved the proposal to enter into the stock purchase and reorganization agreement with American Rebel, Inc.

Reason for Approval of the Stock Purchase and Reorganization Agreement

The Company plans to acquire the Majority Stockholder, American Rebel, Inc., as a wholly-owned subsidiary. By acquiring American Rebel, Inc. and by the formation of two wholly-owned subsidiaries, one subsidiary to hold the assets and liabilities of American Rebel, Inc. and the other subsidiary to hold the intellectual property and licensing rights to American Rebel products and brands for both international and domestic distribution, will allow the Company to capitalize on both business opportunities as well as enable access to financing for each separately. Through the acquisition of American Rebel, Inc., the Company immediately enters the concealed carry market, with ready-made backpacks, briefcases, computer bags, purses, handbags, jackets and other items that allow the consumer to conceal and carry weapons, as well as to stay armed and safe from forces that may cause them harm or place them in danger.

Attached as Exhibits C and D, the Company provides the following information required by Item 14 of Schedule 14A, as appropriate, including Item 14 (b)(8)-(11) financial information (listed below):

(8) Selected financial data. The selected financial data required by Item 301 of Regulation S-K (§229.301 of this chapter).

(9) Pro forma selected financial data. If material, the information required by Item 301 of Regulation S-K (§229.301 of this chapter) for the acquiring company, showing the pro forma effect of the transaction.

(10) Pro forma information. In a table designed to facilitate comparison, historical and pro forma per share data of the acquiring company and historical and equivalent pro forma per share data of the target company for the following Items:

(i) Book value per share as of the date financial data is presented pursuant to Item 301 of Regulation S-K (§229.301 of this chapter);

(ii) Cash dividends declared per share for the periods for which financial data is presented pursuant to Item 301 of Regulation S-K (§229.301 of this chapter); and

(iii) Income (loss) per share from continuing operations for the periods for which financial data is presented pursuant to Item 301 of Regulation S-K (§229.301 of this chapter).

(11) Financial information. If material, financial information required by Article 11 of Regulation S-X (§210.10-01 through 229.11-03 of this chapter) with respect to this transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of the Record Date by:

•

Each of our directors;

•

Each of our named executive officers;

•

All of our directors and executive officers as a group; and

•

Each person known by us to beneficially own more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of this information statement are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown opposite such person’s name. The percentage of beneficial ownership is based on 15,000,000 shares of common stock issued and outstanding as of June 16, 2017, unless as noted below.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding

Charles A. Ross, Jr.(2)	9,000,000	60.00%

Directors and executive officers as a group (1 Person)	9,000,000	60.00%

ABA Rebels, LLC (3) 9274 Kingston Pike, Suite 406, Knoxville, Tennessee 37922	5,574,504	31.21%

Robert Lucas (4)	1,420,772	9.47%

Douglas Grau (5)	1,033,236	6.89%

Robert K. Green (6)	806,647	5.38%
%
Albert Dacre (7)	739,125	4.93%

(1) Unless otherwise noted above, the address of the persons and entities listed in the table is c/o American Rebel Holdings, Inc., 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204.

(2) Chairman, President, Chief Executive Officer and Director. 9,000,000 shares of common stock are owned through American Rebel, Inc. for which Mr. Charles A. Ross, Jr. is an officer and director. Mr. Ross may be deemed to be a control person of the shares owned by such entity. Mr. Ross claims beneficial ownership of these shares as of this date. Of the amount listed above 3,358,016 shares of common stock are beneficially owned through American Rebel, Inc. for which Mr. Ross is a greater than 10% stockholder. Mr. Ross disclaims beneficial ownership of these shares as American Rebel, Inc. does not intend to distribute such shares and intends to cancel such shares upon completion of the Proposed Stock Purchase and Reorganization

(3) 839,504 shares of common stock are owned through American Rebel, Inc. for which ABA Rebels, LLC (“ABA”) is a greater than 10% stockholder. ABA owns 1,875,000 shares of common stock that it purchased through a private transaction on June 9, 2016 with several former stockholders of the Company. ABA beneficially owns 2,860,000 shares of common stock pursuant to a convertible note entered into on September 16, 2016 and all of its amendments, see Current Report filed on Form 8-K, dated September 16, 2016 and January 10, 2017 as well as Company’s annual report filed on Form 10-K and its quarterly report on Form 10-Q. ABA in addition to the convertible note was issued warrants (in the aggregate) to purchase 1,430,000 shares at a price of $1.00 per share. The Company does not consider the underlying shares or exercise of such warrants to be imminent. ABA disclaims beneficial ownership of the 839,504 shares of our common stock as American Rebel, Inc. does not intend to distribute such shares and intends to cancel such shares upon completion of the Proposed Stock Purchase and Reorganization. William D. King, managing member of ABA may be deemed to be a control person of the shares owned by such entity. Mr. King disclaims beneficial ownership of these shares.

(4) 645,772 shares of common stock are owned through American Rebel, Inc. for which Robert Lucas was a greater than 5% shareholder. Mr. Lucas owns 775,000 shares of common stock that he purchased through a private transaction dated December 8, 2016 with a former shareholder of the Company. Mr. Lucas disclaimed beneficial ownership of the 645,772 shares as American Rebel, Inc. does not intend to distribute such shares and intends to cancel such shares upon completion of the Proposed Stock Purchase and Reorganization.

(5) 1,033,236 shares of common stock are beneficially owned through American Rebel, Inc. which Douglas Grau is a greater than 10% stockholder. Mr. Grau disclaims beneficial ownership of these shares as American Rebel, Inc. does not intend to distribute such shares and intends to cancel such shares upon completion of the Proposed Stock Purchase and Reorganization.

(6) 206,647 shares of common stock are owned through American Rebel, Inc. for which Robert K. Green is a less than 5% stockholder. Mr. Green owns 600,000 shares of common stock that he purchased through a private transaction on June 9, 2016 with several former stockholders of the Company. Mr. Green disclaims beneficial ownership of the 206,647 shares of our common stock as American Rebel, Inc. does not intend to distribute such shares and intends to cancel such shares upon completion of the Proposed Stock Purchase and Reorganization.

(7) 439,125 shares of common stock are owned through American Rebel, Inc. for which Albert J. Dacre is a less than 5% stockholder. Mr. Dacre owns 300,000 shares of common stock that he purchased through a private transaction on June 9, 2016 with several former stockholders of the Company. Mr. Dacre disclaims beneficial ownership of the 429,125 shares of our common stock as American Rebel, Inc. does not intend to distribute such shares and intends to cancel such shares upon completion of the Proposed Stock Purchase and Reorganization.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of proxy materials, information statements and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report, proxy statement or information statement to multiple Stockholders who share the same address under certain circumstances, unless contrary instructions are received from Stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. If, at any time, a Stockholder no longer wishes to participate in “householding” and would prefer to receive a single copy of annual reports, proxy statements, or information statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the Stockholder must (1) notify its bank, broker or other nominee, as applicable, to revoke such consent or (2) direct its written or oral request to: Attention: Mr. Charles A. Ross, Jr., American Rebel Holdings, Inc., 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204. Upon written or oral request, we will deliver promptly a separate copy of the annual report, proxy statement, or information statement, as applicable, to any Stockholder at a shared address to which a single copy of any of these documents was delivered.

Two or more Stockholders sharing an address can request delivery of a single copy of proxy statements, annual reports, or information statements, if they are receiving multiple copies by contacting the Company in the manner set forth above.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada law, the Company’s Restated Certificate of Incorporation consistent with the above-referenced transactions, or the Bylaws of the Company to dissent from any of the provisions adopted in the amendments.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

By Order of the Board of Directors

Date: June 16, 2017 (as originally filed on November 23, 2016)	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the Actions and its effect on the Company. Your consent to the Action is not required and not being solicited in connection with the Action. The Information Statement is intended to provide our stockholders with information required by the rules and regulations of the Exchange Act.

Exhibits	Description

Exhibit A*	Stock Purchase and Reorganization Agreement by and among CubeScape, Inc., American Rebel, Inc. and each of the Individuals and Entities Executing Signature Pages Attached Thereto

Exhibit B **	Beneficial Ownership table of CubeScape, Inc, post-acquisition of American Rebel, Inc.

Exhibit C	Pro forma selected financial data/information, and pro forma unaudited combined financial statements

Exhibit D	Financial statements of American Rebel, Inc. for the years ending December 31, 2016 and 2015 and for the three month periods ending March 31, 2017 and 2016

Exhibit E	Amended Stock Purchase and Reorganization Agreement dated June 15, 2017.

* - originally filed with Schedule 14C preliminary information statement, dated November 23, 2016

** - originally filed with Revised Schedule 14C preliminary information statement, dated December 30, 2016

By Order of the Board of Directors

Date: June 16, 2017 (as originally filed on November 23, 2016)	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.

EXHIBIT C

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are provided for informational purposes only and do not purport to represent what the actual combined results of operations or the combined financial position of the combined company would be had the acquisition of American Rebel, Inc. (the “Proposed Stock Purchase and Reorganization”) occurred on the dates assumed, nor are they necessarily indicative of future combined results of operations or combined financial position. The unaudited combined financial statements do not reflect any cost savings or synergies that the management of American Rebel Holdings, Inc. (formerly known as CubeScape Inc.) and American Rebel, Inc. could have achieved if they were together through this entire time period.

The unaudited pro forma combined statements of operations for the periods presented give effect to the Proposed Stock Purchase and Reorganization as if they had been consummated, beginning on the most recent periods presented, January 1, 2016. The unaudited pro forma balance sheets give effect to the Proposed Stock Purchase and Reorganization as if they had occurred on the dates of December 31, 2016 and March 31, 2017 balances sheets, respectively.

The effects of the Proposed Stock Purchase and Reorganization have been prepared using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes.

We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should also be read in conjunction with these unaudited pro forma financial statements. Please read this information in conjunction with:

•

The audited financial statements of American Rebel, Inc. for the years ended December 31, 2016 and 2015.

•

The unaudited financial statements of American Rebel, Inc. for the three months ended March 31, 2017 and 2016.

•

The audited financial statements of American Rebel Holdings, Inc. included in its Annual Report filed on Form 10-K for the year ended December 31, 2016 which was submitted to the Commission on March 13, 2017.

•

The unaudited financial statements of American Rebel Holdings, Inc. included in its Quarterly Report filed on Form 10-Q for the period ending March 31, 2017 which was submitted to the Commission on May 15, 2017.

The pro forma combined financial statements should be read in connection with additional comprehensive disclosure and other information to be filed with a Current Report on Form 8-K. This Current Report on Form 8-K will be filed with the Commission within four (4) calendar days from the date that the subsidiary acquisition occurs.

Balance Sheet Data:

	American Rebel Holdings, Inc (Historical) as of March 31, 2017	American Rebel, Inc as of March 31, 2017	American Rebel Holdings, Inc (Historical) as of December 31, 2016	American Rebel, Inc as of December 31, 2016	American Rebel Holdings, Inc (Historical) as of December 31, 2015	American Rebel, Inc as of December 31, 2015
	(unaudited)	(unaudited)	(audited)	(audited)	(audited)	(audited)
Current assets	$142,532	$467,108	$11,303	$236,374	$37,230	$128,406
Other assets	$1,147,687	$254,580	$584,687	$269,188	$12,500	$5,864
Current and long term liabilities	$1,370,077	$1,669,163	$638,512	$1,151,829	$99,370	$31
Stockholders’ equity (deficit)	$(79,859)	$(947,475)	$(42,522)	$(646,267)	$(49,640)	$134,239

Operating:

		American Rebel Holdings, Inc (Historical) for three months ended March 31, 2017	American Rebel, Inc for the three months ended March 31, 2017		American Rebel Holdings, Inc (Historical) for year ended December 31, 2016	American Rebel, Inc for the year ended December 31, 2016		American Rebel Holdings, Inc (Historical) for year ended December 31, 2015		American Rebel, Inc for the year ended December 31, 2015
		(unaudited)	(unaudited)		(audited)	(audited)		(audited)		(audited)
Net revenues	$	−	$4,284	$	−	$4,640	$	−	$	−
Operating expenses		$10,770	$296,668		$100,260	$1,357,184		$110,090		$581,036
Net (loss)		$(37,337)	$(301,208)		$(14,872)	$(1,363,506)		$(110,890)		$(937,536)
Net (loss) per common share basic and diluted		$(0.00)	$(0.02)		$(0.00)	$(0.09)		$(0.01)		$(0.08)
Weighted average number of shares outstanding - basic and diluted		15,000,000	14,621,000		15,000,000	14,038,000		9,205,479		12,352,500

DETERMINATION OF EXCHANGE OWNERSHIP PERCENTAGE

The exchange of shares has been determined arbitrarily by the Company and the management of American Rebel, Inc. The number of shares to be exchanged does not bear any relationship to our (or theirs (American Rebel, Inc.)) assets, book value, earnings, or other established criteria for valuing a privately held company. In determining the number of shares to be exchanged and the resulting percentage owned by the existing shareholders of the Company and the shareholders of American Rebel, Inc., we took into consideration the assets and liabilities of both companies and the intrinsic value of us being a public company. Accordingly, the proposed exchange of the shares in the Proposed Stock Purchase and Reorganization should not be considered an indication of the actual value of the securities.

DILUTION

“Dilution” represents the difference between the value for their shares in American Rebel, Inc. that are being exchanged in the Company and the net book value per share of common stock immediately after completion of this Exchange. “Net book value” is the amount that results from subtracting total liabilities from total assets. In this Exchange, the level of dilution is increased as a result of the relatively low net book value of our issued and outstanding common stock and because the Exchange are more than the value of assets (less liabilities) received in the Exchange. Assuming all of the shares of common stock are issued pursuant to the Exchange, the shareholders of American Rebel, Inc. will lose a significant amount or value to their shares in that each share received in the Exchange will have a net book value of $(0.046) a reduction of 87%. Net book value of existing shareholders’ shares will decrease from $(0.013) to $(0.046) because the net asset value received from this Exchange will be significantly increased because of the exchange of shares and the assets and liabilities assumed in the exchange.

The following table illustrates the dilution to the stockholders of American Rebel, Inc. because of the shares issued to them in this Exchange as of March 31, 2017:

ASSUMING THE EXCHANGE:
17,421,000 SHARES EXCHANGED

BOOK VALUE/ SHARE BEFORE THE EXCHANGE OF EXISTING SHAREHOLDERS	$(0.013)

BOOK VALUE/ SHARE BEFORE THE EXCHANGE OF REBEL SHAREHOLDERS	$(0.054)

BOOK VALUE/ SHARE COMBINED AFTER THE EXCHANGE	$(0.045)

NET INCREASE (DECREASE) TO EXISITNG SHAREHOLDERS	$(0.032)

DECREASE IN BOOK VALUE/SHARE BY REBEL SHAREHOLDERS	$0.009

The following table summarizes the number and percentage of shares exchanged the amount and percentage of consideration paid and the average price per share paid by our existing stockholders and by the shareholders of American Rebel, Inc.:

	AVERAGE PRICE PER SHARE PAID	NUMBER OF SHARES HELD POST EXCHANGE	PERCENTAGE OF OWNERSHIP	CONSIDERATION PAID BY EACH GROUP
17,421,000 SHARES EXCHANGED
EXISTING SHAREHOLDERS	$0.01	6,000,000	25%	$60,000
REBEL SHAREHOLDERS	$0.10	17,421,000	75%	$1,696,750

DIVIDEND POLICY

We have never paid cash or any other form of dividend on our common stock, and we do not anticipate paying cash dividends in the foreseeable future. Moreover, any future credit facilities might contain restrictions on our ability to declare and pay dividends on our common stock. We plan to retain all earnings, if any, for the foreseeable future for use in the operation of our business and to fund the pursuit of future growth. Future dividends, if any will depend on, among other things, our results of operations, capital requirements and on such other factors as our Board of Directors, in its discretion, may consider relevant.

PROPOSED CHANGE IN CONTROL OF REGISTRANT

Reference is made to the disclosures set forth under Item 1.01 and Item 2.01 to be filed with a Current Report on Form 8-K. This Current Report on Form 8-K will be filed with the Commission within four (4) calendar days from the date that the subsidiary acquisition occurs. The information and disclosure related to the Exchange (see that term as it is defined below) is incorporated herein by reference.

	Amount and		Amount and
	Nature of Beneficial		Nature of Beneficial
Name and Address of Beneficial Owner(1)	Ownership Before the Exchange	Percentage	Ownership After the Exchange	Percentage

Charles A. Ross, Jr.(2)(3)	9,000,000	60%	6,500,000	27.76%

Directors and executive officers as a group (1 Person)	9,000,000	60%	6,500,000	27.75%

ABA Rebels, LLC (4)(5)
	5,574,504	31.21%	6,360,000	24.20%

Douglas Grau (6)(7)	1,033,236	6.89%	2,000,000	8.54%

Robert Lucas (8)(9)	1,420,772	9.47%	2,025,000	8.65%

Albert J. Dacre (10)(11)	739,125	4.91%	1,150,000	4.91%

Robert K. Green (12)(13)	806,647	5.38%	1,000,000	4.27%

(1) Unless otherwise noted above, the address of the persons and entities listed in the table is c/o American Rebel Holdings, Inc., 718 Thompson Lane, Suite 108-199, Nashville, Tennessee 37204.

(2) Chairman, President, Chief Executive Officer and Director. 9,000,000 shares of common stock were owned prior to the Exchange through American Rebel, Inc. for which Mr. Charles A. Ross, Jr. is an officer and director. Mr. Ross may be deemed to be a control person of the shares owned by such entity. Mr. Ross claimed beneficial ownership of these shares as of this date. Of the amount listed above 3,358,016 shares of common stock were beneficially owned through American Rebel, Inc. for which Mr. Ross is a greater than 10% shareholder. Mr. Ross disclaimed beneficial ownership of these shares as American Rebel, Inc. did not intend to distribute such shares and cancelled such shares upon completion of the Exchange.

(3) Chairman, President, Chief Executive Officer and Director. As part of the share exchange which occurred on June 16, 2017 Mr. Charles A. Ross, Jr. received 6,500,000 shares of the Company. Mr. Ross received a grant of 1,000,000 shares of Rebel common stock on June 15, 2017 prior to the Exchange. Mr. Ross was a greater than 10% shareholder of Rebel prior to the share exchange. Mr. Ross claims beneficial ownership of 6,500,000 shares of the Company’s common stock.

(4) 839,504 shares of common stock are owned through American Rebel, Inc. for which ABA Rebels, LLC (“ABA”) was a greater than 10% shareholder. ABA owns 1,875,000 shares of common stock that it purchased through a private transaction dated June 9, 2016 with several former shareholders of the Company. ABA beneficially owns 2,860,000 shares of common stock pursuant to a convertible note entered into on September 16, 2016 and all of its amendments, see Current Report filed on Form 8-K, dated September 16, 2016 and January 10, 2017 as well as Company’s annual report filed on Form 10-K and its quarterly report on Form 10-Q. ABA in addition to the convertible note was issued warrants to purchase 1,430,000 shares of common stock at $1.00 per share. These warrants are three year warrants, terminating first on September 16, 2019 and the respective three year anniversaries of the investments in the convertible debentures. The Company does not consider the underlying shares or exercise of such warrants to be imminent. ABA disclaimed beneficial ownership of the 839,504 shares as American Rebel, Inc. did not intend to distribute such shares and cancelled such shares upon completion of the Exchange. William D. King, managing member of ABA may be deemed to be a control person of the shares owned by such entity. Mr. King disclaims beneficial ownership of these shares.

(5) As part of the share exchange which occurred on June 16, 2017 ABA Rebels, LLC (“ABA”) received 1,625,000 shares of the Company. ABA was a greater than 10% shareholder of Rebel prior to the share exchange. ABA owns an additional 1,875,000 shares of common stock. ABA beneficially owns 2,860,000 shares of common stock pursuant to a convertible note (see #4 above). ABA in addition to the convertible note was issued warrants to purchase 1,430,000 shares of common stock at $1.00 per share (see #4 above). ABA claims beneficial ownership of 6,360,000 shares of the Company’s common stock which includes shares underlying the convertible note but does not include the warrants due to their 3 year term and expiry. William D. King, managing member of ABA may be deemed to be a control person of the shares owned by such entity. Mr. King disclaims beneficial ownership of these shares.

(6) 1,033,236 shares of common stock are beneficially owned through American Rebel, Inc. which Douglas Grau is a greater than 10% shareholder. Mr. Grau disclaims beneficial ownership of these shares as American Rebel, Inc. did not intend to distribute such shares and cancelled such shares upon completion of the Exchange.

(7) As part of the share exchange which occurred on June 16, 2017 Douglas Grau received 2,000,000 shares of the Company. Mr. Grau received a grant of 500,000 shares of Rebel common stock on June 15, 2017 prior to the Exchange. Mr. Grau was a greater than 10% shareholder of Rebel prior to the share exchange. Mr. Grau claims beneficial ownership of 2,000,000 shares of the Company’s common stock.

(8) 645,772 shares of common stock are owned through American Rebel, Inc. for which Robert Lucas was a greater than 5% shareholder. Mr. Lucas owns 775,000 shares of common stock that he purchased through a private transaction dated December 8, 2016 with a former shareholder of the Company. Mr. Lucas disclaimed beneficial ownership of the 645,772 shares as American Rebel, Inc. did not intend to distribute such shares and cancelled such shares upon completion of the Exchange.

(9) As part of the share exchange which occurred on June 16, 2017 Robert Lucas received 1,250,000 shares of the Company and a warrant to purchase 250,000 shares of stock at a price of $0.50 per share for five years. Mr. Lucas received a grant of 250,000 shares and a warrant to purchase 250,000 shares of Rebel common stock on June 15, 2017 prior to the Exchange. Mr. Lucas was a greater than 5% shareholder of Rebel prior to the share exchange. Mr. Lucas owns an additional 775,000 shares of common stock. Mr. Lucas claims beneficial ownership of 2,025,000 shares of the Company’s common stock.

(10) 439,125 shares of common stock are owned through American Rebel, Inc. for which Albert J. Dacre was a less than 5% shareholder. Mr. Dacre owns 300,000 shares of common stock that he purchased through a private transaction dated June 9, 2016 with a former shareholder of the Company. Mr. Dacre disclaimed beneficial ownership of the 439,125 shares as American Rebel, Inc. did not intend to distribute such shares and cancelled such shares upon completion of the Exchange.

(11) As part of the share exchange which occurred on June 16, 2017 Albert J. Dacre received 850,000 shares of the Company. Mr. Dacre was a less than 5% shareholder of Rebel prior to the share exchange. Mr. Dacre owns an additional 300,000 shares of common stock. Mr. Dacre claims beneficial ownership of 1,150,000 shares of the Company’s common stock.

(12) 206,647 shares of common stock are owned through American Rebel, Inc. for which Robert K. Green was a less than 5% shareholder. Mr. Green owns 600,000 shares of common stock that he purchased through a trust that he is a beneficiary of in a private transaction dated June 9, 2016 with a former shareholder of the Company. Mr. Green disclaimed beneficial ownership of the 206,647 shares as American Rebel, Inc. did not intend to distribute such shares and cancelled such shares upon completion of the Exchange.

(13) As part of the share exchange which occurred on June 16, 2017 Robert K. Green received 400,000 shares of the Company. Mr. Green was a less than 5% shareholder of Rebel prior to the share exchange. Mr. Green owns an additional 600,000 shares of common stock. Green claims beneficial ownership of 1,000,000 shares of the Company’s common stock.

AMERICAN REBEL HOLDINGS, INC. (FORMERLY KNOWN AS CUBESCAPE INC.)

PRO FORMA COMBINED BALANCE SHEETS AS OF DECEMBER 31, 2016

	AMERICAN REBEL HOLDINGS, INC HISTORICAL AS REPORTED	AMERICAN REBEL, INC.	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$470	$-	$(373)	$97
Prepaid expense	10,833	13,500	-	24,333
Inventory	-	137,905	-	137,905
Inventory deposits	-	84,969	-	84,969
Total Current Assets	11,303	236,374	(373)	247,302

Property and Equipment, net	77	234,188	-	234,265
Intangible Assets, net	423	-	-	423

OTHER ASSETS:
Investment	-	35,000	(35,000)	-
Note receivable - related party	584,187	-	(584,187)	-
Total Other Assets	584,187	35,000	(619,187)	-

TOTAL ASSETS	$595,990	$505,562	$(619,560)	$481,992

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expense	$38,512	$163,799	$-	$202,311
Overdraft	-	373	(373)	-
Related party loans	-	805,342	(584,187)	221,155
Nonrelated party loans	-	182,315	-	182,315
Total Current Liabilities	38,512	1,151,829	(584,560)	605,781

Convertible debenture – related party	600,000	-	-	600,000

TOTAL LIABILITIES	638,512	1,151,829	-	1,205,781

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $0.001 par value; 1,000,000 shares authorized	-	-	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized	15,000	14,621	(9,000)	20,621
Additional paid in capital	74,850	1,682,129	(139,860)	1,617,119
Accumulated deficit	(132,372)	(2,343,017)	113,860	(2,361,529)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(42,522)	(646,267)	(35,000)	(723,789)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$595,990	$505,562	$(619,560)	$481,992

SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

AMERICAN REBEL HOLDINGS, INC. (FORMERLY KNOWN AS CUBESCAPE INC.)

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2016

	AMERICAN REBEL HOLDINGS, INC (HISTORICAL AS REPORTED)	AMERICAN REBEL, INC.	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA
Revenue	$-	$7,103	$-	$7,103
Cost of revenue	-	2,463	-	2,463
Gross margin	-	4,640	-	4,640

Expenses:
Consulting expense – business development	20,300	519,050	(20,300	519,050
Development costs – internal use software	14,000	-	(14,000)	-
Product development costs	-	146,870	-	146,870
Marketing and brand development costs	-	418,079	-	418,079
Professional fees	13,000	-	(13,000	-
Administrative and other costs	3,631	215,522	(3,631)	215,522
Amortization and depreciation expense	12,000	57,663	(12,000)	57,663
Public company expense	37,329	-	(37,329)	-
Operating (loss)	(100,260)	(1,352,544)	100,260	(1,352,544)
Other income (expense)
Licensing fee	-	30,000	-	30,000
Interest expense – related party	-	(40,962)	-	(40,962)
Interest expense – nonrelated party	(18,512)	-	-	(18,512)
Debt forgiveness	103,900	-	(103,900)	-
Income (loss) before income tax	(14,872)	(1,363,506)	(3,640)	(1,382,018)
Provision for income tax	-	-	-	-
Net income (loss)	$(14,872)	$(1,363,506)	$(3,640)	$(1,382,018)
Basic and diluted income (loss) per share	$(0.00)		$(0.00)	$(0.07)
Weighted average common shares outstanding - basic and diluted	15,000,000		5,038,000	20,038,000

SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

AMERICAN REBEL HOLDINGS, INC. (FORMERLY KNOWN AS CUBESCAPE INC.)

PRO FORMA COMBINED BALANCE SHEETS AS OF MARCH 31, 2017

	AMERICAN REBEL HOLDINGS, INC (HISTORICAL AS REPORTED	AMERICAN REBEL, INC.	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$134,199	$38,100	$-	$172,299
Prepaid expense	8,333	80,000	-	88,333
Inventory	-	282,808	-	282,808
Inventory deposits	-	66,200	-	66,200
Total Current Assets	142,532	467,108	-	609,640

Property and Equipment, net	-	219,580	-	219,580
Intangible Assets, net	-	-	-	-

OTHER ASSETS:
Investment	-	35,000	(35,000)	-
Note receivable - related party	1,147,687	-	(1,147,687)	-
Total Other Assets	1,147,687	35,000	(1,182,687)	-

TOTAL ASSETS	$1,290,219	$721,688	$(1,182,687)	$829,220

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued expense	$65,077	$131,368	$-	$196,446
Related party loans	-	1,368,842	(1,147,687)	221,155
Nonrelated party loans	-	168,953	-	168,953
Total Current Liabilities	65,077	1,669,163	(1,147,687)	586,554

Convertible debenture – related party	1,305,000	-	-	1,305,000

TOTAL LIABILITIES	1,370,077	1,669,163	(1,147,687)	1,891,554

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, $0.001 par value; 1,000,000 shares authorized	-	-	-	-
Common stock, $0.001 par value; 100,000,000 shares authorized	15,000	14,621	(6,200)	23,421
Additional paid in capital	74,850	1,682,129	1,228,057	2,985,036
Accumulated deficit	(169,708)	(2,644,225)	(1,256,857)	(4,070,791)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(79,858)	(947,475)	(35,000)	(1,062,334)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,290,219	$721,688	$(1,182,687)	$829,220

SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

AMERICAN REBEL HOLDINGS, INC. (FORMERLY KNOWN AS CUBESCAPE INC.)

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

	AMERICAN REBEL HOLDINGS, INC (HISTORICAL AS REPORTED)	AMERICAN REBEL, INC.	PRO FORMA ADJUSTMENTS	COMBINED PRO FORMA
Revenue	$-	$6,166	$-	$6,166
Cost of revenue	-	1,882	-	1,882
Gross margin	-	4,284	-	4,284

Expenses:
Consulting expense – business development	-	148,561	1,400,000	1,548,561
Product development costs	-	15,276	-	10,276
Marketing and brand development costs	-	48,999	-	48,999
Professional fees	170	-	(170)	-
Administrative and other costs	500	69,224	(500)	69,224
Amortization and depreciation expense	-	14,608	-	14,608
Public company expense	10,101	-	(10,101)	-
Operating (loss)	(10,771)	(292,384)	(1,389,229)	(1,692,384)
Other income (expense)
Interest expense – related party	(26,566)	-	-	(26,566)
Interest expense – nonrelated party	-	(8,824)	-	(8,824)
Income (loss) before income tax	(37,337)	(301,208)	(1,389,229)	(1.727.774)
Provision for income tax	-	-	-	-
Net income (loss)	$(37,337)	$(301,208)	$(1,389,229)	$(1,727,774)
Basic and diluted income (loss) per share	$(0.00)		$(0.17)	$(0.07)
Weighted average common shares outstanding - basic and diluted	15,000,000		8,421,000	23,421,000

SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS.

AMERICAN REBEL HOLDINGS, INC. (FORMERLY KNOWN AS CUBESCAPE INC.)

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

1. The Transaction

On June 16, 2017 (prospective date for the Proposed Stock Purchase and Reorganization to have occurred), American Rebel Holdings, Inc., a corporation incorporated under the laws of the State of Nevada (the “Parent” or “Holdings”) and American Rebel, Inc., a corporation incorporated under the laws of the State of Nevada (“Rebel”), and the Shareholders of Rebel entered into the Stock Purchase and Reorganization Agreement by and between CubeScape, Inc., and American Rebel, Inc (the “Exchange”) in connection with the closing of the Proposed Stock Purchase and Reorganization as detailed below:

•

Holdings’ sole officer and director, Mr. Charles A Ross, Jr. continues in his capacity as the sole officer and director of Holdings;

•

9,000,000 shares of Holdings’ outstanding common stock owned by Rebel, of which Mr. Ross is the sole officer and director, were transferred to Holdings for cancellation and return to its treasury;

•

The existing management of Rebel, which consists solely of Mr. Charles A Ross, Jr., remain as the management of Rebel after the Exchange; and

•

The shareholders of Rebel entered into a transaction whereby their existing common shares of Rebel (17,421,000) were exchanged for shares of Holdings’ common stock, which (assuming the exchange of all such exchangeable shares) would equal in the aggregate a number of shares of Holdings’ common stock that constitute 75% of Holdings’ issued and outstanding shares at the completion of the Exchange (assuming the 9,000,000 shares purchased by Rebel of Holdings common stock are cancelled simultaneous with the Exchange).

As a result, Holdings’ management has determined to treat the acquisition as a reverse merger and recapitalization for accounting purposes, with Rebel as the acquirer for accounting and financial statement purposes.

2. Basis of Presentation

The unaudited pro forma combined financial information for Holdings and Rebel, as of and for the twelve months ended December 31, 2016 and as of and for the three months ended March 31, 2017, respectively, has been prepared by management to reflect the Proposed Stock Purchase and Reorganization as described in Note 1.

The unaudited pro forma combined financial information that follows for the twelve months ended December 31, 2016 have been derived from the historical audited financial statements of Rebel for the years ended December 31, 2016 and 2015 and from the Annual Report on Form 10-K of Holdings, as of and for the period ended December 31, 2016.

The unaudited pro forma combined financial information that follows for the three months ended March 31, 2017 have been derived from the historical reviewed financial statements of Rebel for the three months ended March 31, 2017 and 2016 and from the Quarterly Report on Form 10-Q of Holdings, as at and for the period ended March 31, 2017.

Certain adjustments have been made while combining the two companies which are detailed in Note 3. The pro forma adjustments are based on available information and certain assumptions that Holdings, believes are reasonable. Such adjustments are estimated and may be subject to change depending on regulatory or other factors that may occur between now and the Exchange.

The Proposed Stock Purchase and Reorganization will be accounted for as a reverse acquisition in accordance with the Financial Accounting Standards Board (ASC 805, Business Combinations). Holdings’ management has evaluated the guidance contained in ASC 805 with respect to the identification of the acquirer in the Proposed Stock Purchase and Reorganization and concluded, based on a consideration of the pertinent facts and circumstances, that Rebel will have acquired Holdings, for financial accounting purposes. Accordingly, the Proposed Stock Purchase and Reorganization has been accounted for in the unaudited pro forma combined financial statements as a continuation of the financial statements of Rebel together with an exchange of shares of Holdings, and certain former shareholders of Holdings continue in their ownership of Holdings, along and a re-capitalization of the equity of Holdings.

AMERICAN REBEL HOLDINGS, INC. (FORMERLY KNOWN AS CUBESCAPE INC.)

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

3. Pro Forma Adjustments

The unaudited pro forma combined financial statements give effect to the following adjustments:

(a)

Immediately following the closing of the Proposed Stock Purchase and Reorganization, the authorized capital of the Parent consists of 100,000,000 Parent shares of common stock, par value $0.001 per share of which 23,421,000 Parent shares are issued and outstanding, and 10,000,000 shares of preferred stock, par value $0.001 per share of which no shares are issued and outstanding.

Of the 15,000,000 issued and outstanding Parent shares existing prior to the Exchange, 9,000,000 were held by Rebel and will be cancelled upon the closing of the Proposed Stock Purchase and Reorganization.

(b)

Record the issuance of 2,800,000 shares of common stock issued by Rebel to key personnel on June 15, 2017 valued at a price of $0.50 per share for a total value of $1,400,000 recorded as consulting expense. In addition 500,000 warrants were issued at $0.50 per share with a five year term. No expense has been recorded for these warrants.

(c)	Eliminates the capital stock of Rebel and the accumulated deficit of Holdings.
(d)

Allows for certain assets and liabilities of Holdings to be assumed by Rebel as part of the Proposed Stock Purchase and Reorganization; such as Cash in the amount of $470 and $134,199, and; Prepaid expense in the amount of $10,833 and $8,333, and; Tangible and intangible assets, net in the amount of $500 and $0, and; Accounts payable and accrued interest related party in the amount of $38,512 and $65,078, and; Convertible debt – related party in the amount of $600,000 and $1,305,000 as of December 31, 2016 and March 31, 2017, respectively.

EXHIBIT D

AMERICAN REBEL, INC.

BALANCE SHEETS

	March 31, 2017 (unaudited)	December 31, 2016 (audited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$38,100	$-
Prepaid expense	80,000	13,500
Inventory	282,808	137,905
Inventory deposits	66,200	84,969
Total Current Assets	467,108	236,374

Property and Equipment, net	219,580	234,188

OTHER ASSETS:
Investment	35,000	35,000
Total Other Assets	35,000	35,000

TOTAL ASSETS	$721,688	$505,562

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Overdraft	$-	$373
Accounts payable and accrued expense	131,368	163,799
Loan – Officer - Related party	221,155	221,155
Loan – Related party	1,147,687	584,187
Loans - Nonrelated parties	168,953	182,315
TOTAL LIABILITIES	1,669,163	1,151,829

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, $0.001 par value; 75,000,000 shares authorized; 14,621,000 and 14,621,000 issued and outstanding, respectively at March 31, 2017 and December 31, 2016	14,621	14,621
Additional paid in capital	1,682,129	1,682,129
Accumulated deficit	(2,644,225)	(2,343,017)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(947,475)	(646,267)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$721,688	$505,562

See Notes to Financial Statements.

AMERICAN REBEL, INC.

STATEMENTS OF OPERATIONS

	For the three months ended March 31, 2017 (unaudited)	For the three months ended March 31, 2016 (unaudited)
Revenue	$6,166	$-
Cost of goods sold	1,882	-
Gross margin	4,284	-

Expenses:
Consulting – business development	148,561	126,649
Product development costs	15,276	43,426
Marketing and brand development costs	48,999	66,388
Administrative and other	69,224	32,028
Depreciation expense	14,608	14,203
	296,668	282,694
Operating income (loss)	(292,384)	(282,694)

Other Income (Expense)
Interest expense	(8,824)	(10,236)
Net income (loss) before income tax provision	(301,208)	(292,930)
Provision for income tax	-	-
Net income (loss)	$(301,208)	$(292,930)
Basic and diluted income (loss) per share	$(0.02)	$(0.02)
Weighted average common shares outstanding - basic and diluted	14,621,000	14,194,000

See Notes to Financial Statements.

AMERICAN REBEL, INC.

STATEMENT OF CASH FLOWS

	For the three months ended March 31, 2017 (unaudited)	For the three months ended March 31, 2016 (unaudited)

CASH FLOW FROM OPERATING ACTIVITIES:
Net income (loss)	$(301,208)	$(292,930)
Depreciation	14,608	14,203
Adjustments to reconcile net loss to cash (used in) operating activities:
Change in prepayments	(66,500)	37,815
Change in inventory	(144,904)	-
Change in inventory deposits	18,769	-
Change in accounts payable and accrued expense	(32,430)	80,669
Net Cash (Used in) Operating Activities	(511,665)	(160,243)

CASH FLOW FROM INVESTING ACTIVITIES:	-	-

CASH FLOW FROM FINANCING ACTIVITIES:
Overdraft	(373)	-
Proceeds from sale of common stock	-	369,500
Proceeds of loans – officer - related party	-	1,030
Proceeds of loans - related party	563,500	-
Repayment of loans – nonrelated party	(13,362)	6,866
Net Cash Provided by Financing Activities	549,765	363,664

CHANGE IN CASH	38,100	203,421

CASH AT BEGINNING OF PERIOD	-	90,591

CASH AT END OF PERIOD	$38,100	$294,012

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for:
Interest	$2,700	$3,486
Income taxes	$-	$-

Non-cash investing and financing activities:
Vehicles acquired through assumption of loans	$-	$277,886
Debt assumed to acquire vehicles	$-	$277,886

See Notes to Financial Statements.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

American Rebel, Inc. (the “Company”) was incorporated on December 15, 2014 (date of inception) under the laws of the State of Nevada.

Nature of operations

The Company is developing branded products in the self-defense and patriotic product areas that are promoted and sold using personal appearance, music, internet and television avenues. The Company’s products will be under the American Rebel Brand and imprinted.

Interim Financial Statements and Basis of Presentation

The accompanying unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) set forth in Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Unaudited interim results are not necessarily indicative of the results for the full fiscal year.

Year end

The Company’s year-end is December 31.

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Inventory and Inventory Deposits

Inventory consists of backpacks manufactured to our design and held for resale and are carried at the lower of cost (First-in, First-out Method) or market value. The Company determines the estimate for the reserve for slow moving or obsolete inventories by regularly evaluating individual inventory levels, projected sales and current economic conditions. The Company also makes deposit payments on inventory to be manufactured that are carried at separate cost until the goods are received into inventory.

Fixed assets and depreciation

Property and equipment is stated at cost net of accumulated depreciation. Additions and improvements are capitalized while ordinary maintenance and repair expenditures are charged to expense as incurred. Depreciation is recorded by the straight-line method over the estimated useful life of the asset, which ranges from five to seven years.

Investment

During June 2016, the Company purchased a 60% controlling interest in a publicly traded company with the intent to merge with that entity. The merger has not been completed and the investment is carried at historical cost.

Revenue recognition

We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the consumer; (3) the amount of fees to be paid by the consumer is fixed or determinable; and (4) the collection of our fees or product revenue is probable.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

The Company will record revenue when it is realizable and earned and product has been shipped to the consumers or that our service has been rendered to the consumer. License income will be reported as income when the Company has completed any responsibility to earn the income and when any earned royalties are received.

Advertising costs

Advertising costs are expensed as incurred; Marketing costs incurred were $48,999 and $66,388 for the three month periods ended March 31, 2017 and 2016, respectively.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of March 31, 2017 and December 31, 2016, respectively. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market. Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, the Financial Accounting Standards Board (the “FASB”) acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Stock-based compensation

The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

Earnings per share

The Company follows ASC Topic 260 to account for earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

Income taxes

The Company follows ASC Topic 740 for recording provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expense or benefit is based on the changes in the asset or liability for each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax asset will not be realized, a valuation allowance is required to reduce the deferred tax asset to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income tax in the period of change.

Deferred income tax may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by taxing authorities. As of December 31, 2015 and December 31, 2016, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material effect on the Company.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. For the years ended December 31, 2017 and 2016, respectively, no income tax expense has been recorded.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Recent pronouncements

The Company evaluated recent accounting pronouncements through December 31, 2016 and believes that none have a material effect on the Company’s financial statements except for the following.

In June of 2014 FASB issued Accounting Standards Update (“ASU”) 2014-10, “Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. Amendments in ASU 2014-10 remove the definition of a development stage entity from the master glossary of the Accounting Standards Codification, thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. The Company adopted the provisions of ASU 2014-10 for the period ending December 31, 2016. The adoption of ASU 2014-10 did not have an impact on our results of operations, financial condition or cash flow.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

In August, 2014, FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entities Ability to continue as a Going Concern. The standard is intended to define management's responsibility to decide whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. The standard requires management to decide whether there are conditions or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued. The standard provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations in the footnotes. The standard becomes effective for the annual period ending after December 15, 2016, with early application permitted. The adoption of this pronouncement is not expected to have a material impact on our financial statements. Management's evaluations regarding the events and conditions that raise substantial doubt regarding the Company's ability to continue as a going concern are disclosed in Note 2 below.

In August 2015, FASB issued ASU 2015-14, Revenue from Contracts with Customers: Deferral of Effective Date. In 2014 FASB issued ASU 2014-09, Revenue from Contracts with Customers, which provided a framework for addressing revenue recognition issues and replaces almost all existing revenue recognition guidance in current U.S. GAAP. The core principle of ASU 2014-09 is for companies to recognize revenue for the transfer of goods or services to customers in amounts that reflect the consideration to which the company expects to be entitled in exchange for those goods or services. ASU 2014-09 also resulted in enhanced disclosures about revenue, provide guidance for transactions that were not previously addressed comprehensively, and improve guidance for multiple-element arrangements. The amendments in ASU 2015-14 defer the effective date of the new revenue recognition guidance to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Early adoption is permitted to the original effective date (December 15, 2016), including interim periods within that reporting period. Management is evaluating the future impact of this guidance on the Company’s financial statements and notes thereto.

In August 2015, FASB issued ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The Company previously reported that in April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which simplifies the presentation of debt issuance costs by requiring that debt issuance costs related to a recognized liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The amendments in ASU 2015-15 address the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements such that the SEC staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-15 and ASU 2015-03 are effective for financial statements of public business entities issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The adoption of this guidance is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In September 2015, the FASB issued ASU 2015-16, Business Combinations: Simplifying the Accounting for Measurement-Period Adjustments. The amendments in this ASU require that an acquirer recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined; calculated as if the accounting had been completed at the acquisition date. For public business entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. The amendments in this ASU should be applied prospectively with earlier application permitted for financial statements that have not been issued. The adoption of this guidance is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Amendments clarifying guidance in Topic 205, Risks and Uncertainties, are applicable to entities that have not commenced planned principal operations, which we have commenced recently.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated significant revenues from operations. Since inception, the Company has been engaged in financing activities and executing its business plan of operations and incurring costs and expenses related to developing products and market identity, obtaining inventory and preparing for public product launch. As a result, the Company incurred net income (losses) for the three months ended March 31, 2017 and 2016 of ($301,208) and ($292,930), respectively. The Company’s accumulated deficit was ($2,644,225) as of March 31, 2017 and ($2,343,017) as of December 31, 2016. The Company’s working capital was a deficit of ($1,202,055) as of March 31, 2017 and a deficit of ($915,455) as of December 31, 2016. In addition, the Company’s development activities since inception have been sustained through equity and debt financing and the deferral of payments on accounts payable and other expenses.

The ability of the Company to continue as a going concern is dependent upon its ability to raise capital from the sale of its equity and, ultimately, the achievement of operating revenues. Management believes sufficient funding can be secured through the obtaining of loans, as well as future offerings of its preferred and common stock to institutional and other financial sources. However, no assurance can be given that the Company will obtain this additional working capital, or if obtained, that such funding will not cause substantial dilution its shareholders. If the Company is unable to secure such additional funds from these sources, it may be forced to change or delay its business plan rollout.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 3- INVENTORY

Inventory includes the following:

	March 31, 2017	December 31, 2016

Inventory - Finished goods	$282,808	$137,905
Inventory deposits	66,200	84,969
	349,008	222,874
Less: Reserve for excess and obsolete	-	-
Net inventory and inventory deposits	$349,008	$222,874

Note 4 – INVESTMENT

During June 2016, the Company purchased a 60% controlling interest in CubeScape, Inc. (now known as American Rebel Holdings, Inc.), a Nevada corporation, with the intent to merge with that company. The merger has not been completed and the investment is carried at historical cost.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment includes the following:
	March 31, 2017	December 31, 2016

Marketing equipment	$14,274	$14,274
Vehicles	277,886	277,886
	292,160	292,160
Less: Accumulated depreciation	(72,580)	(57,972)
Net property and equipment	$219,580	$234,188

For the three months ended March 31, 2017 and 2016 we recognized $14,608 and $14,203 in depreciation expense, respectively. We depreciate these assets over a period of sixty (60) months which has been deemed their useful life. In January, 2016 we acquired three vehicles from related parties and assumed the debt secured by the vehicles as described at Note 7 – Notes Payable. Accordingly, the recorded cost of each vehicle is the amount of debt assumed under each related loan, or a total of $277,886.

NOTE 6 –RELATED PARTY NOTE PAYABLE AND RELATED PARTY TRANSACTIONS

For the year ended December 31, 2016, the Company received loans from its sole officer and sole director totaling $221,155. The balance at December 31, 2016 was $221,155.

During the three months ended March 31, 2017 and the year ended December 31, 2016, the Company received loans from its controlled investee, American Rebel Holdings, Inc. totaling $563,500 and $584,187, respectively. These loans bear interest at 0% per annum and are due upon demand. The balance at March 31, 2017 and December 31, 2016 was $1,147,687 and $584,187, respectively.

During the year ended December 31, 2016, the Company acquired three vehicles from various related parties and assumed the debt secured by each of the vehicles. Accordingly, the recorded cost of each vehicle is the total amount of debt assumed under each related loan, or a total of $277,886. (See Note 7 – Notes Payable.)

Compensation to directors/officers

Charles A. Ross, Jr. serves as the Company’s sole officer and sole director. Compensation for Mr. Ross was $50,000 and $45,000, respectively for the three months years ended March 31, 2017 and 2016, and $187,500 for the year ended December 31, 2016. Mr. Ross acquired 5,500,000 shares of common stock, valued at $5,500 upon incorporation of the Company on December 15, 2014 for services performed.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

NOTE 7 – NOTES PAYABLE – NONRELATED PARTIES

Effective January 1, 2016, the Company acquired three vehicles from various related parties in exchange for the assumption of the liabilities related to those vehicles. The liabilities assumed are as follows at March 31, 2017 and December 31, 2016.

	March 31, 2017	December 31, 2016
Loan secured by a tour bus, payable in monthly payments of $2,710 including interest at 12% per annum through June 2017 when the remaining balance of $65,000 is payable.	$70,042	$78,345

Loan secured by a Ford Pickup, payable in monthly payments of $1,742 including interest at1% per annum through October 2018.	30,867	35,926

Loan secured by a promotional automobile. Loan is past due, payments are made at irregular intervals and interest expense accrues at 3% per month until paid in full.	68,044	68,044

Total recorded as current liability	$168,953	$182,315

Current and long-term portion. Total loan balance is reported as current because loans are past due, become due within one year or are expected to be repaid within one year.

NOTE 8 – INCOME TAXES

At March 31, 2017 and December 31, 2016, the Company had a net operating loss carryforward of $2,644,225 and $2,343,017, respectively, which begin to expire in 2034.

Components of net deferred tax asset, including a valuation allowance, are as follows:

	March 31, 2017	December 31, 2016
Deferred tax asset:
Net operating loss carryforward	$925,479	$820,056
Total deferred tax asset	925,479	820,056
Less: Valuation allowance	(925,479)	(820,056)
Net deferred tax asset	$-	$-

Valuation allowance for deferred tax assets as of March 31, 2017 and December 31, 2016 was $925,479and $820,056, respectively. In assessing the recovery of the deferred tax asset, management considers whether it is more likely than not that some portion or the entire deferred tax asset will not be realized. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not deferred tax assets will not be realized as of March 31, 2017 and December 31, 2016 and recognized 100% valuation allowance for each period.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2017

Reconciliation between statutory rate and the effective tax rate for both periods and as of December 31, 2016:

Federal statutory rate	(35.0)%
State taxes, net of federal benefit	(0.00)%
Change in valuation allowance	35.0%
Effective tax rate	0.0%

NOTE 9 – SHARE CAPITAL

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Common stock

During December 2014, the Company issued to its founders, which included Mr. Ross, an officer and director of the Company, 11,250,000 shares of its $0.001 par value common stock at par value for services rendered upon organization. The services were valued at $11,250.

During 2015, the Company issued 2,205,000 of its common stock at a price of $0.50 per share, for a total of $1,102,500.

During the three months ended March 31, 2016, the Company issued 739,000 shares of its common stock at a price of $0.50 per share, for a total of $369,500. During the year 2016, the Company issued 1,166,000 of its common stock at a price of $0.50 per share, for a total of $583,000.

At March 31, 2017 and December 31, 2016, there were 14,621,000 and 14,621,000 shares of common stock issued and outstanding, respectively.

NOTE 10 – SUBSEQUENT EVENTS

The Company evaluated all events that occurred after the balance sheet date of March 31, 2017 through the date the financial statements were made available and determined that there were the following subsequent events.

Subsequent to March 31, 2017, the Company received additional loans of $325,000 from its investee, American Rebel Holdings, Inc.

The Company approved a plan to exchange its common stock for shares of its majority owned investee, American Rebel, Holdings, Inc. and become a wholly owned subsidiary of American Rebel Holdings, Inc.

PLS CPA, A PROFESSIONAL CORP.

4725 MERCURY STREET #210 SAN DIEGO CALIFORNIA 92111

TELEPHONE (858)722-5953 FAX (858) 761-0341 FAX (858) 764-5480

E-MAIL changgpark@gmail.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

American Rebel, Inc.

We have audited the accompanying balance sheets of American Rebel, Inc. (the Company) as of December 31, 2016 and 2015, and the related statements of operations, changes in shareholders’ equity (deficit) and cash flows for the years ended December 31, 2016 and 2015. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Rebel, Inc. as of December 31, 2016 and 2015, and the result of its operations and its cash flows for the years ended December 31, 2016 and 2015 in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ PLS CPA

PLS CPA, A Professional Corp.

June 12, 2017

San Diego, CA. 92111

Registered with the Public Company Accounting Oversight Board

AMERICAN REBEL, INC.

BALANCE SHEETS

	December 31, 2016	December 31, 2015
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$-	$90,591
Prepaid expense	13,500	37,815
Inventory	137,905	-
Inventory deposits	84,969	-
Total Current Assets	236,374	128,406

Property and Equipment, net	234,188	5.864

OTHER ASSETS:
Investment	35,000	-
Total Other Assets	35,000	-

TOTAL ASSETS	$505,562	$134,270

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Overdraft	$373	$-
Accounts payable and accrued expense	163,799	31
Loan – Officer - Related party	221,155	-
Loan – Related party	584,187	-
Loans – Nonrelated parties	182,315	-
TOTAL LIABILITIES	1,151,829	31

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, $0.001 par value; 75,000,000 shares authorized; 14,621,000 and 13,455,000 issued and outstanding, respectively at December 31, 2016, and 2015	14,621	13,455
Additional paid in capital	1,682,129	1,100,295
Accumulated deficit	(2,343,017)	(979,511)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(646,267)	134,239

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$505,562	$134,270

See Notes to Financial Statements.

AMERICAN REBEL, INC.

STATEMENTS OF OPERATIONS

	For the year ended December 31, 2016		For the year ended December 31, 2015
Revenue	$7,103		$-
Cost of goods sold	2,463		-
Gross margin	4,640		-

Expenses:
Consulting – business development	519,050		358,870
Product development costs	146,870		137,727
Marketing and brand development costs	418,079		47,714
Administrative and other	215,521		36,416
Depreciation expense	57,663		309
	1,357,184		581,036
Operating income (loss)	(1,352,544)		(581,036)

Other Income (Expense)
Licensing fee	30,000		-
Interest expense	(40,962)		-
Bad debts – Related parties		-	(386,500)
Net income (loss) before income tax provision	(1,363,506)		(937,536)
Provision for income tax	-		-
Net income (loss)	$(1,363,506)		$(937,536)
Basic and diluted income (loss) per share	$(0.10)		$(0.08)
Weighted average common shares outstanding - basic and diluted	14,038,000		12,352,500

See Notes to Financial Statements.

AMERICAN REBEL, INC.

STATEMENT OF STOCKHOLDERS' DEFICIT

	Common Stock	Common Stock Amount	Additional Paid-in Capital	Accumulated Deficit	Total

Balance – December 15, 2014 (inception) shares issued for organizational services	11,250,000	$11,250	$-	$-	$11,250

Net loss	-	-	-	(11,975)	(11,975)

Balance – December 31, 2014	11,250,000	11,250	-	(11,975)	(725)

Shares issued pursuant to private placement – May 2015	2,205,000	2,205	1,100,295	-	1,102,500

Net loss	-	-	-	(967,536)	(967,536)

Balance – December 31, 2015	13,455,000	13,455	1,100,295	(979,511)	134,239

Shares issued pursuant to private placement – May 2016	1,166,000	1,166	581,834	-	583,000

Net loss	-	-	-	(1,363,506)	(1,363,506)

Balance – December 31, 2016	14,621,000	$14,621	$1,682,129	$(2,343,017)	$(646,267)

See Notes to Financial Statements.

AMERICAN REBEL, INC.

STATEMENT OF CASH FLOWS

	For the year ended December 31, 2016	For the year ended December 31, 2015

CASH FLOW FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,363,506)	$(967,536)
Depreciation	57,663	309
Bad debt provision – related parties	-	386,500
Adjustments to reconcile net loss to cash (used in) operating activities:
Change in prepayments	24,315	(37,815)
Change in inventory	(137,905)	-
Change in inventory deposits	(84,969)	-
Change in accounts payable and accrued expense	163,768	(694)
Net Cash (Used in) Operating Activities	(1,340,634)	(619,236)

CASH FLOW FROM INVESTING ACTIVITIES
Investment in fixed assets	(8,101)	(6,173)
Loans to related parties	-	(386,500)
Investment in marketable securities	(35,000)	-
Net Cash Provided by Investing Activities	(43,101)	(392,673)

CASH FLOW FROM FINANCING ACTIVITIES:
Overdraft	373	-
Proceeds from sale of common stock	583,000	1,102,500
Proceeds of loans – officer – related party	221,155	-
Proceeds of loans – related party	584,187	-
Repayment of loans – nonrelated party	(95,571)	-
Net Cash Provided by Financing Activities	1,293,144	1,102,500

CHANGE IN CASH	(90,591)	90,591

CASH AT BEGINNING OF PERIOD	90,591	-

CASH AT END OF PERIOD	$-	$90,591

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for:
Interest	$34,838	$-
Income taxes	$-	$-

Non-cash investing and financing activities:
Vehicles acquired through assumption of loans	$277,886	$-
Debt assumed to acquire vehicles	$277,886	$-

See Notes to Financial Statements.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

American Rebel, Inc. (the “Company”) was incorporated on December 15, 2014 (date of inception) under the laws of the State of Nevada.

Nature of operations

The Company is developing branded products in the self-defense and patriotic product areas that are promoted and sold using personal appearance, music, Internet and television avenues. The Company’s products will be under the American Rebel Brand and imprinted.

Basis of presentation

The accompanying financial statements and related notes have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Year end

The Company’s year-end is December 31.

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Inventory and Inventory Deposits

Inventory consists of backpacks manufactured to our design and held for resale and are carried at the lower of cost (First-in, First-out Method) or market value. The Company determines the estimate for the reserve for slow moving or obsolete inventories by regularly evaluating individual inventory levels, projected sales and current economic conditions. The Company also makes deposit payments on inventory to be manufactured that are carried at separate cost until the goods are received into inventory.

Fixed assets and depreciation

Property and equipment is stated at cost net of accumulated depreciation. Additions and improvements are capitalized while ordinary maintenance and repair expenditures are charged to expense as incurred. Depreciation is recorded by the straight-line method over the estimated useful life of the asset, which ranges from five to seven years.

Investment

During June 2016, the Company purchased a 60% controlling interest in a publicly traded company with the intent to merge with that entity. The merger has not been completed and the investment is carried at historical cost.

Revenue recognition

We recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the product or service has been provided to the consumer; (3) the amount of fees to be paid by the consumer is fixed or determinable; and (4) the collection of our fees or product revenue is probable.

The Company will record revenue when it is realizable and earned and the product has been shipped to the consumers or our service has been rendered to the consumer. License income will be reported as income when the Company has completed any responsibility to earn the income and when any earned royalties are received.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

Advertising costs

Advertising costs are expensed as incurred; Marketing costs incurred were $418,079 and $47,714 for the years ended December 31, 2016 and 2015, respectively.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2016 and 2015, respectively. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market. Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, the Financial Accounting Standards Board (the “FASB”) acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Stock-based compensation

The Company records stock based compensation in accordance with the guidance in ASC Topic 505 and 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

Earnings per share

The Company follows ASC Topic 260 to account for earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Income taxes

The Company follows ASC Topic 740 for recording provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expense or benefit is based on the changes in the asset or liability for each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax asset will not be realized, a valuation allowance is required to reduce the deferred tax asset to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income tax in the period of change.

Deferred income tax may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. ASC Topic 740 only allows the recognition of tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by taxing authorities. As of December 31, 2015 and December 31, 2016, the Company reviewed its tax positions and determined there were no outstanding, or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities, therefore this standard has not had a material effect on the Company.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company classifies tax-related penalties and net interest as income tax expense. For the years ended December 31, 2016 and December 31, 2015, respectively, no income tax expense has been recorded.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Recent pronouncements

The Company evaluated recent accounting pronouncements through December 31, 2016 and believes that none have a material effect on the Company’s financial statements except for the following.

In June 2014, FASB issued Accounting Standards Update (“ASU”) 2014-10, “Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. Amendments in ASU 2014-10 remove the definition of a development stage entity from the master glossary of the Accounting Standards Codification, thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. The Company adopted the provisions of ASU 2014-10 for the period ending December 31, 2016. The adoption of ASU 2014-10 did not have an impact on our results of operations, financial condition or cash flow.

In August 2014, FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entities Ability to continue as a Going Concern. The standard is intended to define management's responsibility to decide whether there is substantial doubt about an organization's ability to continue as a going concern and to provide related footnote disclosures. The standard requires management to decide whether there are conditions or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date that the financial statements are issued. The standard provides guidance to an organization's management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations in the footnotes. The standard becomes effective for the annual period ending after December 15, 2016, with early application permitted. The adoption of this pronouncement did not have a material impact on our financial statements. Management's evaluations regarding the events and conditions that raise substantial doubt regarding the Company's ability to continue as a going concern are disclosed in Note 2 below.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

In August 2015, FASB issued ASU 2015-14, Revenue from Contracts with Customers: Deferral of Effective Date. In 2014 FASB issued ASU 2014-09, Revenue from Contracts with Customers, which provided a framework for addressing revenue recognition issues and replaces almost all existing revenue recognition guidance in current U.S. GAAP. The core principle of ASU 2014-09 is for companies to recognize revenue for the transfer of goods or services to customers in amounts that reflect the consideration to which the company expects to be entitled in exchange for those goods or services. ASU 2014-09 also resulted in enhanced disclosures about revenue, provide guidance for transactions that were not previously addressed comprehensively, and improve guidance for multiple-element arrangements. The amendments in ASU 2015-14 defer the effective date of the new revenue recognition guidance to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Early adoption is permitted to the original effective date (December 15, 2016), including interim periods within that reporting period. Management is evaluating the future impact of this guidance on the Company’s financial statements and notes thereto.

In August 2015, FASB issued ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The Company previously reported that in April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which simplifies the presentation of debt issuance costs by requiring that debt issuance costs related to a recognized liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The amendments in ASU 2015-15 address the absence of authoritative guidance within ASU 2015-03 for debt issuance costs related to line-of-credit arrangements such that the SEC staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. ASU 2015-15 and ASU 2015-03 are effective for financial statements of public business entities issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for financial statements that have not been previously issued. The adoption of this guidance did not have a material impact on the Company's financial position, results of operations or cash flows.

In September 2015, the FASB issued ASU 2015-16, Business Combinations: Simplifying the Accounting for Measurement-Period Adjustments. The amendments in this ASU require that an acquirer recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined; calculated as if the accounting had been completed at the acquisition date. For the public business entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. The amendments in this ASU should be applied prospectively with earlier application permitted for financial statements that have not been issued. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations or cash flows.

Amendments clarifying guidance in Topic 205, Risks and Uncertainties, are applicable to entities that have not commenced planned principal operations, which we have commenced recently.

NOTE 2 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. As noted above, the Company is in the development stage and, accordingly, has not yet generated significant revenues from operations. Since inception, the Company has been engaged in financing activities and executing its business plan of operations and incurring costs and expenses related to developing products and market identity, obtaining inventory and preparing for a product launch. As a result, the Company incurred net income (losses) for the years ended December 31, 2016 and 2015 of ($1,363,506) and ($967,536), respectively. The Company’s accumulated deficit was ($2,343,017) as of December 31, 2016 and ($979,511) as of December 31, 2015. The Company’s working capital was a deficit of ($915,455) as of December 31, 2016 and a surplus of $128,375 as of December 31, 2015. In addition, the Company’s development activities since inception have been sustained through equity and debt financing and the deferral of payments on accounts payable and other expenses.

The ability of the Company to continue as a going concern is dependent upon its ability to raise capital from the sale of its equity and, ultimately, the achievement of operating revenues. Management believes sufficient funding can be secured through the obtaining of loans, as well as future offerings of its common stock to institutional and other financial sources. However, no assurance can be given that the Company will obtain this additional working capital, or if obtained, that such funding will not cause substantial dilution its shareholders. If the Company is unable to secure such additional funds from these sources, it may be forced to change or delay its business plan rollout.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

Note 3- INVENTORY

Inventory includes the following:

	December 31, 2016	December 31, 2015

Inventory - Finished goods	$137,905	$-
Inventory deposits	84,969	-
	222,874	-
Less: Reserve for excess and obsolete	-	-
Net inventory and inventory deposits	$222,874	$-

Note 4 –INVESTMENT

During June 2016, the Company purchased a 60% controlling interest in CubeScape, Inc. (now known as American Rebel Holdings, Inc.), a Nevada corporation, with the intent to merge with that company. The merger has not been completed and the investment is carried at historical cost.

NOTE 5– PROPERTY AND EQUIPMENT

Property and equipment includes the following:
	December 31, 2016	December 31, 2015

Marketing equipment	$14,274	$6,173
Vehicles	277,886	-
	292,160	6,173
Less: Accumulated depreciation	(57,972)	(309)
Net property and equipment	$234,188	$5,864

For the years ended December 31, 2016 and 2015, we recognized $57,663 and $309 in depreciation expense, respectively. We depreciate these assets over a period of sixty (60) months which has been deemed their useful life. In January, 2016 we acquired three vehicles from related parties and assumed the debt secured by the vehicles as described at Note 7 – Notes Payable. Accordingly, the recorded cost of each vehicle is the total amount of debt assumed under each related loan, or a total of $277,886.

NOTE 6–RELATED PARTY NOTE PAYABLE AND RELATED PARTY TRANSACTIONS

During the year ended December 31, 2016, the Company received loans from its sole officer and sole director totaling $221,155.

During the year ended December 31, 2016, the Company received loans from its controlled investee, American Rebel Holdings, Inc. totaling $584,187. These loans bear interest at 0% per annum and are due upon demand.

During the year ended December 31, 2016, the Company acquired three vehicles from various related parties and assumed the debt secured by each of the vehicles. Accordingly, the recorded cost of each vehicle is the total amount of debt assumed under each related loan, or a total of $277,886. (See Note 7 – Notes Payable.)

During the year ended December 31, 2015, the Company made loans to various related parties and their business entities in the amount of $386,500. The Company recorded a loss related to these loans in the amount of $386,500 at December 31, 2015 as the prospects of collection were nil.

AMERICAN REBEL, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2016

Compensation to directors/officers

Charles A. Ross, Jr. serves as the Company’s sole officer and sole director. Compensation for Mr. Ross was $187,500 and $145,000 for the years ended December 31, 2016 and 2015, respectively. Mr. Ross acquired 5,500,000 shares of common stock, valued at $5,500 upon incorporation of the Company on December 15, 2014 as compensation for services performed.

NOTE 7 – NOTES PAYABLE – NONRELATED PARTIES

Effective January 1, 2016, the Company acquired three vehicles from various related parties in exchange for the assumption of the liabilities related to those vehicles. The liabilities assumed are as follows at December 31, 2016:

Loan secured by a tour bus, payable in monthly payments of $2,710 including interest at 12% per annum through June 2017 when the remaining balance of $65,000 is payable.	$78,345

Loan secured by a Ford Pickup, payable in monthly payments of $1,742 including interest at1% per annum through October 2018.	35,926

Loan secured by a promotional automobile. Loan is past due, payments are made at irregular intervals and interest expense accrues at 3% per month until paid in full.	68,044

Total recorded as current liability	$182,315

Current and long-term portion. Total loan balance is reported as current because loans are past due, become due within one year or are expected to be repaid within one year.

NOTE 8– INCOME TAXES

At December 31, 2015 and 2016, the Company had a net operating loss carryforwards of $979,511 and $2,343,017, respectively, which begin to expire in 2034.

Components of net deferred tax asset, including a valuation allowance, are as follows at December 31, 2015:

2015
Deferred tax asset:
Net operating loss carryforward	$342,829
Total deferred tax asset	342,829
Less: Valuation allowance	(342,829)
Net deferred tax asset	$-

Components of net deferred tax asset, including a valuation allowance, are as follows at December 31, 2016:

2016
Deferred tax asset:
Net operating loss carryforward	$820,056
Total deferred tax asset	820,056
Less: Valuation allowance	(820,056)
Net deferred tax asset	$-

Valuation allowance for deferred tax assets as of December 31, 2016 and December 31, 2015 was $820,056 and $342,829, respectively. In assessing the recovery of the deferred tax asset, management considers whether it is more likely than not that some portion or the entire deferred tax asset will not be realized. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not that deferred tax assets will not be realized as of December 31, 2016 and December 31, 2015 and recognized 100% valuation allowance for each period.

Reconciliation between statutory rate and the effective tax rate for both periods and as of December 31, 2016:

Federal statutory rate	(35.0)%
State taxes, net of federal benefit	(0.00)%
Change in valuation allowance	35.0%
Effective tax rate	0.0%

NOTE 9 – SHARE CAPITAL

The Company is authorized to issue 75,000,000 shares of its $0.001 par value common stock.

Common stock

During December 2014, the Company issued to its founders, which included Mr. Ross, an officer and director of the Company, 11,250,000 shares of its $0.001 par value common stock at par value for services rendered upon organization. The services were valued at $11,250.

During 2015, the Company issued 2,205,000 shares of its common stock at a price of $0.50 per share, for a total of $1,102,500.

During 2016, the Company issued 1,166,000 shares of its common stock at a price of $0.50 per share, for a total of $583,000.

At December 31, 2016 and December 31, 2015, there were 14,621,000 and 13,455,000 shares of common stock issued and outstanding, respectively.

NOTE 10 – SUBSEQUENT EVENTS

The Company evaluated all events that occurred after the balance sheet date of December 31, 2016 through the date the financial statements were made available and determined that there were the following subsequent events.

Subsequent to December 31, 2016, the Company received additional loans of $888,500 from its investee, American Rebel Holdings, Inc.

The Company approved a plan to exchange its common stock for shares of its majority owned investee, American Rebel, Holdings, Inc. and become a wholly owned subsidiary of American Rebel Holdings, Inc.

EXHIBIT E

AMENDMENT NO. 1 TO

STOCK PURCHASE AND REORGANIZATION AGREEMENT

THIS AMENDMENT NO. 1 TO STOCK PURCHASE AND REORGANIZATION AGREEMENT (“Amendment No. 1”) is made and entered into effective as of the 15th day of June, 2017 by and among AMERICAN REBEL HOLDINGS, INC. (f/k/a CUBESCAPE, INC.), a Nevada corporation (the “Company” or the “Issuer”), AMERICAN REBEL, INC., a Nevada corporation (“REBEL”), the buyers listed on the Buyer Signature Page hereto (each,, a “Buyer” and collectively, the “Buyers”), and KRUEGER LLP, a California limited liability partnership, as the escrow holder and legal counsel to the Company (the “Escrow Holder”). Capitalized terms not defined herein shall have the meaning as set forth in the Reorganization Agreement, defined below.

RECITALS

A.

The Company, REBEL and the Buyers entered into a Stock Purchase and Reorganization Agreement on November 23, 2016 (the “Reorganization Agreement”) providing for the purchase from the Buyers of all of their shares of common stock in REBEL in exchange for shares of common stock in the Company.

B.

The Company, REBEL and the Buyers desire to amend the Reorganization Agreement to change the number of shares of the Company’s common stock to be issued to the Buyers to 17,421,000 shares and exchange of derivative securities currently issued and outstanding in REBEL;

C.

The Reorganization Agreement, and the Transaction set forth therein, was contemplated to close no later than December 30, 2016.

D.

The Company amended its articles of incorporation to change its name to American Rebel Holdings, Inc. effective December 30, 2016 (the “Name Change”).

E.

The Company, REBEL and the Buyers desire to amend the Reorganization Agreement pursuant to this Amendment No. 1.

NOW, THEREFORE, for and in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the parties hereto agree as follows:

1.

The Reorganization Agreement is hereby amended in all sections to reflect the number of shares of REBEL common stock currently issued and outstanding as 17,421,000 and add the disclosure of 500,000 five-year warrants to purchase shares of common stock at $0.50 per share (the “REBEL Derivatives”).

2.

The Reorganization Agreement is hereby amended in all sections to reflect the number of shares of the Company’s common stock to be issued to the Buyers shall be 17,421,000.

3.

The Reorganization Agreement is hereby amended in all sections to reflect the Company’s issuance of 500,000 five-year warrants to purchase shares of common stock at $0.50 per share in exchange for the REBEL Derivatives. The form of such warrants shall be identical in all material respects as the REBEL Derivatives.

4.

Section 1.4 of the Reorganization Agreement shall be amended and restated to read as follows:

SECTION 1.4. The Closing. The closing of this Transaction (the “Closing”) shall take place at the offices of Krueger LLP, 7486 La Jolla Boulevard, La Jolla, CA 92037 (Telephone: 858-729-9997), commencing at 10:00 a.m. PST time on the earlier of (i) June 16, 2017 (the “Closing Date”) or (ii) five (5) business days following the satisfaction or waiver of all conditions to the obligations of the parties to consummate this Transaction (other than conditions with respect to actions the respective parties will take at the Closing itself) or such other date as the parties may mutually determine, but in any event no later than June 30, 2017. It is the intent of the parties that the Buyers shall assume control of the Company immediately at the Closing.

5.

The Reorganization Agreement is hereby amended in all sections to reflect the Company’s Name Change.

E-1

6.

Other than as specifically provided in this Amendment No. 1, all other provisions of the Reorganization Agreement shall remain in full force and effect, the Reorganization Agreement as amended by this Amendment No. 1 constituting the sole and entire agreement between the parties as to the matters contained herein, and superseding any and all conversations, letters and other communications which may have been disseminated by the parties relating to the subject matter hereof, all of which are void and of no effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

REBEL:

AMERICAN REBEL, INC.

By: /s/ Charles A.Ross, Jr.

Name: Charles A. Ross, Jr.

Title: President and CEO

COMPANY:

AMERICAN REBEL HOLDINGS, INC.

(f/k/a CUBESCAPE, INC.)

By: /s/ Charles A. Ross, Jr.

Name: Charles A. Ross, Jr.

Title: CEO/CFO

BUYERS:

SEE BUYER SIGNATURE PAGE

ESCROW HOLDER:

Krueger LLP

By: /s/ Blair Krueger, Esq.

Blair Krueger, Esq.

Managing Partner

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